1997 ANNUAL REPORT


Fellow Shareholders:

     We are pleased to present our annual report for the 12-month period ended November 30, 1997. The Fund has now been in existence for nearly three years, and again more than doubled assets under management for the year. Your Fund received more favorable publicity, this time a #1 ranking by Morningstar on America Online in the Growth & Income category, for the three-month period ended July 31, 1997, with a quarterly total return of 27.4%. The Fund again ranked in the top ten Growth & Income funds by Morningstar on AOL for the three-month period ended September 30, 1997, with a total return of 16.2%. The Fund was also added to the University of Tennessee 403(b) Program. The main reason for the Fund's high rankings is its large technology position. The flip side of this is your fund's higher volatility than that of the overall market during the severe declines in technology stocks in the first and fourth quarters of 1997. A severe decline in technology coincided with the Fund's fiscal year end, and is responsible for the lower return relative to the Value Line Arithmetic Composite. In order to control this volatility without adversely affecting the Fund's long term growth, over the fourth quarter we have sold the more vulnerable companies, and built up the Fund's electric and gas utilities sector. This has accomplished its desired goal, and has also taken advantage of declining interest rates and a new all-time high in the utility indexes. We discuss these factors in more detail below.


GRAPHICS APPEAR HERE


     Period     V.L. Arithmetic     Millennium Fund      S&P 500

1995    03-Jan       $10,000          $10,000            $10,000
        28-Feb       $10,490          $10,167            $10,665
        31-May       $11,216          $10,741            $11,743
        31-Aug       $12,208          $11,754            $12,440
        30-Nov       $12,488          $12,591            $13,464
        31-Dec       $12,641          $12,480            $13,720
1996    28-Feb       $13,096          $13,150            $14,306
        31-May       $14,160          $14,707            $15,010
        31-Aug       $14,131          $13,878            $14,717
        30-Nov       $15,686          $15,960            $17,086
        31-Dec       $15,667          $15,537            $16,758
1997    28-Feb       $16,301          $15,698            $17,903
        31-May       $17,442          $16,641            $19,237
        31-Aug       $19,329          $18,620            $20,445
        30-Nov       $19,987          $18,952            $21,748

Figure 1. The data presented here and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

TOTAL ANNUAL RETURN FOR:        IPS MILLENNIUM       VALUE LINE         S&P 500
                                     FUND         ARITHMETIC INDEX     COMPOSITE
--------------------------------------------------------------------------------
One year ended 11/30/97              18.75%           27.87%            27.29%
Inception 1/3/95 - 11/30/97          24.55%           26.80%            30.52%

The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends and capital gains reinvested.

______________________________________________________________________________

                         RECENT NEWS OF INTEREST
                         -----------------------

     In addition to FIDELITY'S FUNDSNETWORK no-fee plan, WATERHOUSE SECURITIES and JACK WHITE SECURITIES, IPS Millennium Fund is now available to you or your broker through CHARLES SCHWAB'S ONESOURCE PROGRAM, a no-fee investment plan for no-load mutual funds. You can navigate to Schwab's website by clicking on the Schwab logo on the Fund's website at HTTP://WWW.IPSMILLENNIUM.COM. In addition, you may navigate to the IRS website's Forms page to print out or download all IRS forms necessary for the new types of IRAs such as Roth or Simple IRAs, as well as any tax forms you may require. Just click on the IRS logo on either the APPLICATIONS & IRS FORMS page, or the COOL LINKS: INVESTING PAGE.

     For those of you who like frequent updates on your FUND'S NAV, please be sure to call our after-hours and weekend/holidays number at 423-544-1842. We also update the NAV daily on our website, with additional performance and sector allocation information that is updated at least monthly. If you click on the title of any investment sector, you will also see a list of all companies owned in that sector. This list is updated daily. Finally, we are in the process of adding to the Fund's website information on the new ROTH IRAS, as well as calculators of various kinds that will help you plan savings, retirement, mortgage refinancing, and many other financial planning tasks. We welcome your feedback, and any suggestions you may have for additions to your Fund's website.


Table 1:  BREAKDOWN BY MARKET CAP
-------   DECEMBER 31, 1997


     Sector                Number            Percent
     -----------------------------------------------

1.   Large Caps (>$10b)      12               27.4%
2.   Mid Caps                35               54.8%
3.   Small Caps (>$1b)       14               17.8%
                           ----             -------

     Total                   61              100.0%

     MEDIAN MARKET CAPITALIZATION:  $3.2b


              MANAGEMENT'S DISCUSSION & ANALYSIS
              ----------------------------------

CLASSIFICATION BY MARKET CAPITALIZATION.

     TABLE 1 presents the funds makeup by market capitalization as of 12/31/97. As you can see, 72.6% OF THE FUND IS COMPOSED OF MID- AND SMALL-CAP COMPANIES. (Market capitalization is price per share times number of shares outstanding, one good measure of a company's size.)
Note that median market cap is a better measure of the type of fund you own than is average market cap. The reason is that average market cap is strongly biased by single, large outliers like MICROSOFT (MSFT, OTC), one of our ten largest positions.

     Thus, the breakdown by capitalization sector presents a truer picture of how your fund's assets are allocated than does a stated investment objective like "GROWTH & INCOME" or "CAPITAL APPRECIATION", objectives that may be achieved by the portfolio manager in so many different ways that to compare funds based on such objectives is often misleading. We recommend you use MORNINGSTAR'S STYLE BOXES to get a better idea of the kind of fund you own. IPS Millennium Fund is categorized by Morningstar as a MID-CAP BLEND FUND, which we view as a fair description of the Fund. Morningstar's website is at HTTP://WWW.MORNINGSTAR.NET.

     Note that the Fund's median market cap has increased slightly since the last report. The large cap sector has increased by 11.6% to 27.4%, the mid-cap sector has increased by 5.6% to 54.8%, and the small cap sector has DECREASED by 17.2%. One reason for the change is that some of the companies have grown out of the small and mid cap categories into the next larger category. A more important one is that management has decreased the number of small companies to reduce volatility in a more defensive posture, and added extensively to the electric and gas utility sector, which has had the effect of increasing the median market cap, since more utilities like DUKE ENERGY (DUK, NYSE) and ENRON (ENE, NYSE) are large cap stocks.

VOLATILITY OF RETURNS

      Another important aspect of your Fund's behavior is its risk, as characterized by its voliatility. In TABLE 2 we have shown the Fund's voliatility using calendar year (12/31/96-12/31/97) quarterly returns compared with the VALUE LINE ARITHMETIC COMPOSITE and the S&P 500 COMPOSITE. We do this to illustrate the Fund's higher level of risk compared with a broad stock index with a much lower technology component. We believe that the Fund's larger technology holdings will resullt long-term in a higher return. However, we cannot guarantee that it will, and the downside is that oer shorter periods of time, such as quarterly or annually, the fund can be more volatile than the overall stock market.

      The Fund has experienced both very high returns and poor market returns, on a quarterly basis, largely the result of the fortunes of the technology sector. This contributed to the Fund's outperforming both the VALUE LINE and S&P 500 INDEXES in 1996, but increasing volatility in the technology sector, especially the last quarter of 1997, has hurt the Fund's returns. Our largest position, APPLIED MATERIALS (AMAT, OTC), for example, has fallen 50% from its high in the third quarter, on near term concerns about overcapacity in the chip industry and a product upgrade cycle. EMC Corp. (EMC, NYSE) has suffered similarly on no news at all, and not even the sellers can find anything bad to say about it. Both own their markets, are growing rapidly, and their fundamentals are unchanged. Given the obvious short term nature of the concerns, we are holding onto them, despite the prices.


COPYRIGHT 1998, IPS ADVISORY, INC.                         Page 2
               Table 2: QUARTERLY TOTAL RETURNS, 1997
               --------

            QUARTER     IPS MILLENNIUM   V.L. ARITHMETIC  S&P 500
            ENDING:           FUND           COMPOSITE     INDEX
            -----------------------------------------------------
            March             -6.3%            0.7%         2.6%
            June              17.8%           14.9%        16.8%
            September         16.2%           12.7%         7.2%
            December          -5.3%           -0.7%         2.7%
            ----------------------------------------------------

         The Advisor has nevertheless made changes to decrease volatility, and increase the return per unit of risk. We monitor risk by measuring, on a monthly basis, THE RATE OF RETURN DIVIDED BY THE MONTHLY STANDARD DEVIATION OF RETURNS, for both the Fund and for the VALUE LINE ARITHMETIC COMPOSITE (producing Adjusted Return, or normalized return per unit of risk). We then divide the Fund's Adjusted Return by that for the VL index. Our goal is an Adjusted Return that is higher for the Fund than for the VL index, as measured by a number greater than 1.0 when dividing the Fund's by VL's Adjusted Return.

     During the fourth quarter, the Fund's Adjusted Return fell below that of the VL index, and this alerted management that the volatility of the market had increased less for the overall market than it had for the Fund, and caused the Fund manager to respond by making changes to the fund to improve its Adjusted Return. This move has proven successful, but it will not be evident until the end of the first 1998 FY quarter, assuming market volatility does not change significantly. While this is a somewhat technical explanation, we thought it necessary to reassure investors that the Fund's large technology position is being managed in terms of risk, and in order to explain the Fund advisor's disciplined approach to monitoring risk and return. It is useful to better understand how your management makes adjustments to compensate for deviations in what we view as our long term goal of earning more for the risk we take than does the overall stock market, as measured by the equally-weighted VALUE LINE ARITHMETIC COMPOSITE. Management expects that the Fund's volatility should decrease in 1998, but it will still be greater than that of the overall stock market.

CHANGES IN INVESTMENT POSITIONS : DECREASES & LOSSES

     Changes in the Fund's sector holdings are illustrated below in TABLE 3. Note that the largest changes have been bolded. The fund sold many of its banking positions in the first quarter, due to what management considered overly optimistic valuations in a sector with long term sales growth only in the mid- to high-single digits. This proved to have been premature, at least in the short term, as bank valuations continued to climb, recently reaching P/E ratios in the low to high 20s, something normally seen only in growth stocks. We still view such lofty P/E ratios as unsustainable for banking companies, and are beginning to see a contraction in values.

     Management also sold IONICS (ION, NYSE) due to concerns about management's long term plans to enhance value, causing a decline in the sector to 2% of the overall portfolio. Finally, the Fund decreased its consumer non-durables segment by selling NATURE'S SUNSHINE PRODUCTS (NATR, OTC) for a small loss, and VIKING OFFICE PRODUCTS (VKNG, OTC) for a large loss. Both companies experienced concerns about long term sales growth, and Viking fell below our projected extreme low, which is a sell signal that is rarely wrong. Both are now trading well above where we sold them, so in hindsight we should not have sold, but we nevertheless believe that following our sell discipline is the proper long term approach. This is not a business where one bats 1000.

     Other large recognized losses to your Fund resulted from sales of INFORMIX (IFMX, OTC), sold for $16, now $5; 3 COM (COMS, OTC), sold at $31, now $33; MEDIC COMPUTER SYSTEMS (MCSY,
OTC), sold at $15, now taken over; QUALCOMM (QCOM, OTC), sold at $47, now $46; SCIENTIFIC GAMES (SG, NYSE), sold at $20, now $20; CABLETRON SYSTEMS (CS, NYSE), sold at $30, now $14; CYBERCASH (CYCH, OTC), sold at $11, now $11; and ASCEND COMMUNICATIONS (ASND, OTC), sold at $28, now $30.

CHANGES IN INVESTMENT POSITIONS:  INCREASES & GAINS

     The Fund temporarily raised its cash position above what we consider normal (less than 5%) due to asset repositioning while we began the process of modifying the Fund's risk-return profile. Cash levels above 5% are normally temporary, as management believes it is the job of the Fund to offer investors a pure stock option. It is the investor's responsibility to make individual determinations of the level of cash they need, not the responsibility of the Fund management.


COPYRIGHT 1998, IPS ADVISORY, INC.                         Page 3

      Management also made a major bet on TELECOMMUNICATIONS companies which paid off handsomely. Deregulation will produce some major winners, and also some obvious takeovers of competitive local access providers (CLECs - alternative local phone companies to the Baby Bells). We wanted to create an even larger position in the CLECs especially, but did not have time as things moved far faster than we anticipated. We were able, though, to build up major positions in BROOKS FIBER PROPERTIES (BFPT, OTC) and TELEPORT COMMUNICATIONS (TCGI, OTC). Brooks Fiber has subsequently been purchased by WORLDCOM (WCOM, OTC - a top ten stock for the Fund) for a gain to the Fund of over 110%. Teleport will be bought by AT&T (T, NYSE), at a gain to the Fund of about 54% at current prices. These are especially good returns, considering the short period of time the stocks have been held. The Fund also owns INTERMEDIA COMMUNICATIONS (ICIX,
OTC) and GTE Corp. (GTE, NYSE). Further increases in holdings to replace the takeovers are not possible at this time due to sky high valuations.

                            Table 3
                            -------

Industry Sector          Position (%)     Position (%)
                           11/30/96         11/30/97
-------------------------------------------------------
CASH                          3%              11%
Consumer Durables             3%               2%
Computer & Internet          10%               9%
Medical Services              6%               5%
BANKING & BROKERAGE           8%               3%
Insurance                     3%               2%
SPECIALTY CHEMICAL            5%               2%
TELECOMMUNICATIONS           10%              13%
Broadcasting                  0%               1%
Software                     12%              10%
Petroleum                     2%               1%
Pharmaceutical                3%               4%
Trucking & Transportation     1%               2%
Real Estate Investment Trusts 9%               7%
ELECTRIC UTILITIES            2%              10%
MISCELLANEOUS CONSUMABLES     8%               3%
Miscellaneous Services        4%               4%
Semi-Conductors              11%              10%
-------------------------------------------------------
   Note: Large changes are bolded.

     In addition to Telecommunications, Fund management also increased its holdings of electric and gas utilities dramatically. AT THE WRITING OF THIS REPORT, THE SECTOR IS APPROXIMATELY 16% OF FUND ASSETS. The reasons are threefold. First, to take advantage of what we viewed as a dramatic long term decline in interest rates. Second, to control portfolio volatility. Third, to take advantage of low prices for companies we think will be dramatic winners in the increasingly rapid deregulation in this industry sector.

     IT'S HARD TO OVERSTATE THE EFFECT ON THE INDUSTRY THAT DEREGULATION WILL HAVE IN DECREASING THE RETURN ON UTILITY ASSETS, AND INCREASING THE COST OF CAPITAL. This will make most nuclear, coal and oil fired generating plants uneconomic to operate. This provides a huge advantage for gas fired plants, and in fact the utilities we are buying are either primarily gas utilities, or have made large purchases to expand into gas. NIPSCO (NI, NYSE), for example, just bought BAY STATE GAS for $540m. Within a few years, more than half the consumers in the U.S. will have access to a completely deregulated menu of energy providers, much like long distance after deregulation. While this is a relatively high risk area, it is one no fund manager can afford to ignore for long.

     Major recognized gains resulted from the sale of MBNA Corp (KRB, NYSE), sold at $39, now $29; Equifax (EFX, NYSE), sold at $32, now $34 (they sold their money losing insurance operations, which had concerned us, and we repurchased it); Microsoft (MSFT, OTC), sold at $86, now $135 (ok, ok - we screwed up, we're human; we also bought it back!); Keycorp (KEY, NYSE), sold at $54, now $66; and Rural Metro (RURL, OTC), sold for $29, now $29.


NEW PURCHASES

     Purchases of new stocks we've added to your Fund since the last report are given below.

    ===========================================================================
    Quantum Corp. (QNTM, OTC)             Trustco Bank of NY (TRST, OTC)
    GTE Corp. (GTE, NYSE)                 Intermedia Communications (ICIX, OTC)
    Reckson Associates (RA, NYSE)         Pairgain Technologies (PAIR, OTC)
    Harbinger Corp. (HRBC, OTC)           Yahoo! (YHOO, OTC) - Top 10
    Peoplesoft (PSFT, OTC)                Federal Express (FDX, NYSE)
    Affymetrix (AFFX, OTC)                Vitesse Semi-Conductor (VTSS, OTC)
    Chirex (CHRX, OTC)                    Starwood Lodging (HOT, NYSE)
    MCN Energy (MCN, NYSE)                Open Market (OMKT, OTC)
    ===========================================================================


COPYRIGHT 1998, IPS ADVISORY, INC.                                 Page 4
                    THE FUTURE, THROUGH A GLASS DARKLY

     We wrote to you in the second quarter of 1997 that we felt a first quarter correction could turn into a bear market. Circumstances may have proved us premature only by about three months. The overall stock market never again returned to the peaks it subsequently reached in July and August of 1997, and since the end of September has steadily deteriorated. We believe we are now in a bear market, which has fallen first, and by far the hardest, on high multiple growth companies in the technology sector. Many of the most dominant and secure companies have fallen by 25% to 50%, and many excellent, but less dominant companies like QUANTUM (QNTM, O) - down 63% - have fallen even more. This has resulted in large losses, in technology stocks especially, that have been masked by the lesser declines of the more popular large cap indicators such as the DOW JONES INDUSTRIAL AVERAGE AND S&P 500 COMPOSITE.

     TWO CONDITIONS ARE ANATHEMA TO STOCK MARKETS: INFLATION AND UNCERTAINTY. While we do not expect significant inflation, uncertainty is now the major factor causing the market's decline. We expect it will be the end of the second quarter at the earliest before the market begins to sort out the potential damage caused by the collapse in the Pacific Rim economies, and for the uncertainty to begin to decrease. At that point, we will have been in a bear market for about 10 months, which is about the average for post-WW II bear markets. Until then, we expect the market to fare poorly. Fortunately for your Fund, we feel technology has already suffered most of the damage that will ultimately occur, and that bargains abound, although the stock prices may not recover for some months yet.

     WE EXPECT LESS DAMAGE TO TECHNOLOGY COMPANIES THAN THE MARKET HAS CURRENTLY PRICED INTO ITS STOCKS. We expect significant further damage to occur in the large, blue-chip companies as the economic wreckage in the Pacific Rim countries begins to affect the earnings of companies that do business there. We believe the market has not yet fully assimilated this into the prices of their stocks. We are already seeing massive cancellations by Asian companies of orders for everything from airplanes to lumber to automobile windshields, and earning disappointments in 3M, BOEING and other market bulwarks.

     The Asian economies are far behind the U.S. in information and computer technology. THEY KNOW THIS, AND LIVE EVERY DAY IN MORTAL FEAR THAT UNLESS THEY CATCH UP QUICKLY, THEY WILL ALL RETURN TO THIRD WORLD STATUS. The effect we believe this will have is that these countries will spend a disproportionate amount of their devalued currency income on computer and information technology, to continue to try and catch up to the U.S. and Europe; they will cut back much more than the market now expects in building infrastructure, hospitals and government buildings; and will drastically decrease their purchase of cars, refrigerators, industrial pumps, elevators, farm machinery, chemicals, copper and a long list of other basic industrial goods.

     We are already seeing dramatic examples of this. INDONESIA, FOR EXAMPLE, HAS HALTED MOST INFRASTRUCTURE BUILDING, even those projects that directly benefit Suharto family members. Publicly traded automobile permits, in those Asian countries that require them, have dropped in price from over $10,000 a few months ago in one country, to $10 or $20 now. This will spread. As we approach Summer, markets will reassess the relative prospects of technology and basic goods companies, we expect to the benefit of technology.

     We must also not forget that the dramatic currency meltdowns in Asia have distracted the market's attention from a budding recovery in Europe. Manufacturers are reporting better than expected sales and profits there. Furthermore, BY FAR THE BULK OF U.S. COMPANIES' FOREIGN ASSETS ARE IN EUROPE, NOT THE FAR EAST. Less than 2% of all U.S. profits come from the hardest hit Asian nations. These facts are neglected when the press compares U.S. export sales to Asia with export sales to Europe, and means that U.S. companies in general have less exposure to the Asian problems than the financial press has led investors to believe.

     As most of you know by now, we believe the U.S. is catalyzing a phase shift to a highly connected civilization. It will be faster and more far-reaching than the period following the invention of the printing press in the mid-15th century, which led directly to the Enlightenment and Protestant Reformation, and the downfall of the Catholic Church as Europe's major governmental and social force. That information revolution knocked 1,000 years of the Dark Ages on the head, and put Western humanity back on the road to higher living standards and freer societies. During this information revolution, it is critical that investors be aware of the scope and direction of change. SUCH PERIODS NECESSARILY CREATE MORE VOLATILITY IN THE STOCK MARKET BECAUSE THERE IS GREAT UNCERTAINTY, which always causes unusually large fluctuations in stock values. It also produces greater than normal opportunities. We do not intend to miss them. Thank you again for your continued confidence in IPS MILLENNIUM FUND.


Robert Loest, Ph.D., CFA                Gregory A. D'Amico
Senior Portfolio Manager                Portfolio Manager


================================================================
     This annual report is not authorized for distribution to prospective investors unless it is proceeded or accompanied by a Prospectus for IPS Millennium Fund.
=================================================================
COPYRIGHT 1998, IPS ADVISORY, INC.                         Page 5

                       FINANCIAL STATEMENTS
                            (Audited)

                       IPS MILLENNIUM FUND



                   Statement of Assets and Liabilities
               For the 12 months ended November 30, 1997
               -----------------------------------------

ASSETS:
    Investments in securities, at value -
    identified cost $8,533,470                      $11,347,707

   Receivables
        Capital stock sold                              333,000
        Dividends                                         4,859
        Interest                                          1,816
   Other assets                                           7,680
                                                     ----------
               Total assets                          11,695,062

LIABILITIES:
   Accrued expenses                                      10,847
                                                     ----------
               Total liabilities                         10,847
                                                     ----------

NET ASSETS ON NOVEMBER 30, 1997
Equivalent to $22.31 per share based on
523,847.666 shares of capital stock
outstanding                                         $11,684,215
                                                     ==========

                      Statement of Operations
               For the 12 months ended November 30, 1997
               -----------------------------------------

Investment Income:
   Income
        Dividend income                                 $77,462
        Interest                                         16,608
        Miscellaneous                                       360
                                                     ----------
               Total income                              94,430
   Expenses:
       Management fees                                  112,787
       Expense reimbursement                           (  3,234)
       Organizational cost                                3,234
                                                     ----------
              Total expense                             112,787
              Net investment income                   (  18,357)
                                                     ----------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain on investments              ( 227,520)
        Change in unrealized appreciation
            of investments for the year               1,740,804
                                                     ----------
        Net gain (loss) on investments                1,513,284
                                                     ----------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                       $1,494,927
                                                      =========
COPYRIGHT 1998, IPS ADVISORY, INC.
          FINANCIAL STATEMENTS
                (Audited)

          IPS MILLENNIUM FUND


      Statement of Changes in Net Assets
  For the 12 months ended November 30, 1997
  -----------------------------------------

                                                   Year ended     Year ended
                                                      1997           1996
                                                   ----------     ----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:

Investment income-net                              ($ 18,357)    $   2,608

Net realized gain on investments                   ( 227,520)       20,402
 CHANGE IN UNREALIZED
 APPRECIATION                                      1,740,804       894,048
                                                   ---------       -------

Net increase in net assets                         1,494,927       917,058
resulting from operations

Distributions to Shareholders
from:

Investment income-net                                      0        (5,150)

Realized gains                                       (24,680)      (11,105)
                                                   ---------       -------
Net decrease in net assets
due to distributions to shareholders                 (24,680)      (16,255)

CAPITAL SHARE TRANSACTIONS:

Issued-regular                                     4,773,237     3,176,461

Issued-in lieu of cash                                24,531        16,251
distributions

Redeemed - regular                                  (197,315)   (  105,600)
                                                   ---------    ----------

INCREASE IN NET ASSETS DUE TO
CAPITAL SHARE TRANSACTIONS                         4,600,453     3,087,112

INCREASE IN NET ASSETS                             6,070,700     3,987,915

NET ASSETS
  Beginning of year                                5,613,515     1,625,600

End of year (including
undistributed net investment                     $11,684,215    $5,613,515
income of $2,608 in 1996)                        ===========    ==========

                        IPS MILLENNIUM FUND

                     NOTES TO FINANCIAL STATEMENTS
                  TWELVE MONTHS ENDED NOVEMBER 30, 1997


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts mostly located in the Southeastern and Great Lakes areas of the United States.

SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of November 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated
$2,814,237. The cost of portfolio securities for book and federal income tax purposes was $8,533,470 at November 30, 1997.

DISTRIBUTIONS TO SHAREHOLDERS- Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

Distributions were paid as follows for 1997: December 9 was the record date for a short term capital gains distribution on December 10 of $0.0140 per share, aggregating $4,279 and for a long term capital gains distribution of $0.0666 per share, aggregating $20,401. The short term capital gains portion of the distribution will be taxable to shareholders as ordinary income, and the long term capital gains portion will be taxable as capital gains.

NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred amortized organizational expenses in the
amount of $16,281.   Organizational expenses are being amortized
monthly over a period of 60 months, beginning on January 1, 1995.
The balance outstanding on November 30, 1997 was  $7,679.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of November 30, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $9,117,526.

Transactions in capital stock for the period 11/30/96 through 11/30/97 were as follows:

                                                   Shares                                  Amount
                                                   ------                                  ------
                                           1997                 1996               1997               1996
                                           ----                 ----               ----               ----
Shares sold                            234,740.915           194,666.353        $4,773,237         $3,176,461
Shares issued in reinvestment
of dividends                             1,312.499             1,093.636            24,531             16,251
                                       -----------           -----------         ---------          ---------
   Total                               236,053.414           195,759.989         4,797,768          3,192,712
Shares redeemed                          9,838.368             6,472.272           197,315            105,600
                                       -----------           -----------         ---------          ---------
Net increase                           226,215.046           189,287.717         4,600,453          3,087,112
                                       ===========           ===========         =========          =========

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities
(excluding short-term securities) of 5,797,818 and 2,544,810, respectively, during the period December 1, 1996 through November
30, 1997; there were no investment transactions involving U.S.
Government obligations.

As of November 30, 1997, the unrealized appreciation of securities was $2,814,237; there were no accumulated undistributed net realized gains on investment transactions.



COPYRIGHT 1998, IPS ADVISORY, INC.                         Page 7

                               Twelve Months Ended November 30, 1997

NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc. (the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and 0.90%
of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

Securities Service Network, Inc.(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr.
Loest are registered representatives of SSNI, and receive commissions on trades for the Fund made through SSNI.

All securities trades for the Fund have been made through SSNI.
Mr. D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI. The Investment Advisor has no soft dollar arrangements with any company.


                                    IPS MILLENNIUM FUND

                        Financial Highlights, Selected Per Share Data and Ratios

Per share date for the year ended:                                Nov. 30, 1997    Nov. 30, 1996    Nov. 30, 1995
                                                                  -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                               $ (0.046)        $   0.021      $     0.121
Net realized and unrealized gain
    (loss) on investments                                              3.576             3.959            2.982
                                                                     -------           -------         --------
         TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                3.530             3.980            3.103

LESS DISTRIBUTIONS:

Dividends from net investment income                                   0.000            (0.035)          (0.107)
Dividends from net realized gains on investments                      (0.080)           (0.081)           0.000
                                                                     -------           -------         --------
Total distributions                                                 $ (0.080)          $(0.116)      $   (0.107)

         NET INCREASE IN NET ASSET VALUE                            $  3.450           $ 3.864       $    2.996

NET ASSET VALUE:

     Beginning of period                                            $ 18.860           $14.996       $   12.000

     End of period                                                  $ 22.310         $  18.860       $   14.996
                                                                     =======           =======         ========

     Total return  (ANNUALIZED)                                       18.746%           26.754%          28.831%

Ratios:
     Net assets, end of period (thousands)                       $11,684.215        $5,613.515       $1,625,600
     Ratio of expenses to average net assets                           1.40%             1.40%            1.40%
     Ratio of net income to average net assets                         0.23%             0.76%            1.00%
     Portfolio turnover rate                                          33.17%            55.17%           26.70%
     Average commissions per share                                 $0.04050          $0.05705         $0.10056

SEE NOTES TO FINANCIAL STATEMENTS.



COPYRIGHT 1998, IPS ADVISORY, INC.                                       Page 8

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Shareholders and the Board of Trustees
IPS Funds
IPS Millennium Fund
Knoxville, Tennessee

We have audited the accompanying statement of assets and liabilities of IPS Millennium Fund, including the schedule for investments in securities, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, schedule and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of IPS Millennium Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


Knoxville, Tennessee
January 14, 1998



COPYRIGHT 1998, IPS ADVISORY, INC.            Page 9

                                                               IPS Millennium Fund
                                                     Investment Portfolio November 30, 1997


                                         Shares or                 Market           Percent of                  Sector
EQUITY SECURITIES:                Principal Amount                  Value            Net Assets                Weighting

BANKING & BROKERAGE                                                                                               2.92%
                                                                                                                  -----
   Charles Schwab                         1,500                  $  57,844           0.50%
   Chase Manhattan Bank                     500                  $  54,375           0.47%
   National Commerce Bancorp              3,932                  $ 115,994           0.99%
   Trustco & Bank of NY                   4,600                  $ 112,700           0.96%

BROADCASTING                                                                                                      0.63%
                                                                                                                  -----
  Heftel Broadcasting                     1,000                  $  73,875            0.63%

COMPUTER & INTERNET EQUIPMENT                                                                                     8.76%
                                                                                                                  -----
  Cisco Systems                           4,000                   $345,000            2.95%
  EMC Corp                               18,000                   $545,625            4.67%
  Quantum Corp.                           5,000                   $132,500            1.13%

CONSUMER NON-DURABLES                                                                                             2.58%
                                                                                                                  -----
 Kent Electronics Corp.                   9,000                   $301,500            2.58%

DURABLE GOODS & EQUIPMENT                                                                                         1.88%
                                                                                                                  -----
   Idex Corp.                             1,000                   $  33,313           0.29%
   Thermo instruments                     6,000                   $ 186,375           1.60%

ELECTRIC & GAS UTILITIES                                                                                         10.31%
                                                                                                                 ------
  Duke Power                              8,000                   $416,000            3.56%
  Enron Corp.                             6,000                   $232,500            1.99%
  MCN Energy Group                        3,000                   $114,563            0.98%
  Nipsco                                  5,000                   $234,063            2.00%
  Scana Corp                              3,000                   $ 82,875            0.71%
  Southern Co.                            2,000                   $ 48,000            0.41%
  TECO Energy                             3,000                   $ 76,875            0.66%

SEMI-CONDUCTOR TECHNOLOGY                                                                                          9.85%
                                                                                                                   -----
  Applied Materials                      18,000                   $594,000            5.08%
  Intel, Inc.                             3,000                   $234,000            2.00%
  Linear Technology                       2,500                   $160,000            1.38%
  Solectron Corp                          2,000                   $ 72,875            0.62%
  Vitesse Semiconductor                   2,000                   $ 89,500            0.77%

INSURANCE                                                                                                          2.01%
                                                                                                                   -----
  Executive Risk                          1,000                  $  65,000            0.56%
  Frontier Insurance Group                7,040                  $ 169,400            1.45%

SPECIALTY CHEMICAL                                                                                                 2.21%
                                                                                                                   -----
  Learonal                                5,500                   $145,750            1.25%
  Sigma-Aldrich                           3,128                   $112,999            0.97%

TELECOMMUNICATIONS                                                                                                13.27%
                                                                                                                  -----
  Andrew Corporation                      7,500                   $198,750            1.70%
  Brooks Fiber Properties                 5,000                   $273,750            2.34%
  GTE Corporation                         3,000                   $152,250            1.30%
  Intermedia Communications               1,000                   $ 49,625            0.42%
  Lucent Technologies                     2,583                   $206,963            1.77%
  Pairgain Technologies                   2,000                   $ 47,250            0.40%
  Teleport Communications                 4,000                   $196,000            1.68%
  WorldCom, Inc.                         13,300                   $425,600            3.64%

INFORMATION & SERVICES                                                                                             4.31%
                                                                                                                   -----
  Apollo Group                            1,000                   $  42,625           0.36%
  Cendant Corp.                           5,500                   $ 158,125           1.35%
  Equifax, Inc.                           2,000                   $  68,250           0.58%
  Open Market                             3,000                   $  30,563           0.26%
  Yahoo!                                  4,000                   $ 204,500           1.75%

ENERGY                                                                                                             1.16%
                                                                                                                   -----
  Amoco Corp.                             1,500                   $135,000            1.16%

MEDICAL SERVICES                                                                                                   4.89%
                                                                                                                   -----
  HBO & Company                          8,200                   $367,975            3.15%
  Quintiles Transnational                2,600                   $203,125            1.74%

SOFTWARE                                                                                                         10.49%
                                                                                                                 ------
  Computer Associates, Inc.              7,500                   $390,469            3.34%
  Cybercash                              5,000                   $ 78,125            0.67%
  Harbinger Corp.                        5,000                   $150,000            1.28%
  Microsoft                              1,000                   $141,500            1.21%
  Oracle Systems                         7,725                   $257,339            2.20%
  Peoplesoft                             1,000                   $ 65,438            0.56%
  Security Dynamics Technologies         4,200                   $142,800            1.22%

PHARMACEUTICALS                                                                                                   3.87%
                                                                                                                  -----
  Abbott Laboratories, Inc.              1,195                  $  77,675            0.66%
  Affymetrix Inc                         3,000                  $ 103,125            0.88%
  Chirex Inc                             7,000                  $ 170,625            1.46%
  Pfizer, Inc.                           1,200                  $  87,300            0.75%
  Vical                                  1,000                  $  13,875            0.12%

REAL ESTATE INVESTMENT TRUST                                                                                      6.78%
                                                                                                                  -----
  BRE Properties                         3,000                  $  86,250            0.74%
  Mack-Cali Realty                       4,000                  $ 158,750            1.46%
  Equity Residential Props               3,000                  $ 150,000            1.28%
  Kimco                                  4,000                  $ 137,000            1.18%
  Reckson Associates Reality Trust       3,000                  $  79,688            0.68%
  Security Capital Pacific               3,000                  $  73,125            0.63%
  Starwood Lodging                       2,000                  $ 107,250            0.92%

TRUCKING & TRANSPORTATION                                                                                          1.74%
                                                                                                                   -----
  Federal Express                        1,000                  $  67,063            0.57%
  Heartland Express                      2,000                  $  47,250            0.40%
  Sysco Corp.                            2,000                  $  89,125            0.76%

Money Market Funds                                                                                                 9.45%
                                                                                                                   -----
  Provident Insured Money Fund          538322                  $ 538,322            4.61%
  Riverfront U.S. Govt Securities Fund  566328                  $ 566,328            4.85%

Other Assets                                                                                                       2.88%
                                                                                                                   -----
   Receivables minus payables          336508                   $ 336,508            2.88%
  TOTAL INVESTED ASSETS:                                      $11,684,215          100.0%

COPYRIGHT 1998, IPS ADVISORY, INC.             Page 11